UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 7, 2017, Prudential Financial, Inc. (the “Company”) completed the early settlement of its previously announced private offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) certain specified series of its issued and outstanding notes (collectively, the “Existing Notes”) for new 3.905% Senior Notes due 2047 (the “New 2047 Notes”) and new 3.935% Senior Notes due 2049 (the “New 2049 Notes” and, together with the New 2047 Notes, the “New Notes”), as applicable.

Pursuant to the Exchange Offers, the aggregate principal amount of each series of Existing Notes set forth below was validly tendered, accepted for exchange by the Company and subsequently cancelled:

(i)	$371,716,000 aggregate principal amount of the Company’s 6.625% Medium-Term Notes, Series D, due 2037;

(ii)	$67,288,000 aggregate principal amount of the Company’s 5.900% Medium-Term Notes, Series D, due 2036;

(iii)	$131,678,000 aggregate principal amount of the Company’s 5.750% Medium-Term Notes, Series B, due 2033;

(iv)	$95,255,000 aggregate principal amount of the Company’s 5.400% Medium-Term Notes, Series C, due 2035;

(v)	$275,998,000 aggregate principal amount of the Company’s 6.200% Medium-Term Notes, Series D, due 2040;

(vi)	$177,011,000 aggregate principal amount of the Company’s 5.800% Medium-Term Notes, Series D, due 2041;

(vii)	$152,820,000 aggregate principal amount of the Company’s 5.625% Medium-Term Notes, Series D, due 2041; and

(viii)	$189,740,000 aggregate principal amount of the Company’s 5.100% Medium-Term Notes, Series D, due 2043.

Following such cancellation, the aggregate principal amount of each series of Existing Notes set forth below remain outstanding:

(i)	$378,284,000 aggregate principal amount of the Company’s 6.625% Medium-Term Notes, Series D, due 2037;

(ii)	$182,712,000 aggregate principal amount of the Company’s 5.900% Medium-Term Notes, Series D, due 2036;

(iii)	$368,322,000 aggregate principal amount of the Company’s 5.750% Medium-Term Notes, Series B, due 2033;

(iv)	$204,745,000 aggregate principal amount of the Company’s 5.400% Medium-Term Notes, Series C, due 2035;

(v)	$224,002,000 aggregate principal amount of the Company’s 6.200% Medium-Term Notes, Series D, due 2040;

(vi)	$147,989,000 aggregate principal amount of the Company’s 5.800% Medium-Term Notes, Series D, due 2041;

(vii)	$147,180,000 aggregate principal amount of the Company’s 5.625% Medium-Term Notes, Series D, due 2041; and

(viii)	$160,260,000 aggregate principal amount of the Company’s 5.100% Medium-Term Notes, Series D, due 2043.

The New Notes and Indenture

In connection with the early settlement of the Exchange Offers, the Company issued (i) $895,778,000 aggregate principal amount of its New 2047 Notes and (ii) $1,039,497,000 aggregate principal amount of its New 2049 Notes in exchange for validly tendered and accepted Existing Notes. The aggregate principal amount of New Notes issued equals the applicable upsized caps the Company had set for the Exchange Offers. Therefore, the Company does not expect to accept any additional Existing Notes for exchange or have a final settlement in connection with the Exchange Offers.

The New Notes were issued pursuant to an Indenture dated as of December 7, 2017 (the “Indenture”) between the Company and The Bank of New York Mellon, as trustee. The relevant terms of the New Notes are set forth in the Indenture, attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference, and in the form of the global note representing the New Notes, included as Exhibit A to the Indenture and incorporated herein by reference.

The 2047 Notes will bear interest at a rate of 3.905% per annum, and the 2049 Notes will bear interest at a rate of 3.935% per annum, which, in each case, shall be payable semi-annually in arrears on June 7 and December 7 of each year, beginning on June 7, 2018. The 2047 Notes and the 2049 Notes will mature on December 7, 2047 and December 7, 2049, respectively.

The New Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsecured indebtedness, senior in right of payment to all of the Company’s existing and future subordinated indebtedness, effectively subordinated in right of payment to all of the Company subsidiaries’ obligations (including secured and unsecured obligations) and subordinated in right of payment to the Company’s secured obligations, to the extent of the assets securing such obligations.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

Registration Rights Agreement

In connection with the issuance of the New Notes, the Company entered into a registration rights agreement, dated as of December 7, 2017 (the “Registration Rights Agreement”), with Barclays Capital Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, ICBC Standard Bank Plc, MUFG Securities Americas Inc., Santander Investment Securities Inc., SMBC Nikko Securities America, Inc. and Standard Chartered Bank (collectively, the “Dealer Managers”). Pursuant to the Registration Rights Agreement, the Company has agreed to use its commercially reasonable efforts to file a registration statement with respect to an offer to exchange each series of New Notes for a new issue of substantially identical notes registered under the Securities Act. The Company has also agreed to use its commercially reasonable efforts to cause the registration statement to be declared effective within 270 days after December 7, 2017, the initial issue date of the New Notes (the “Issue Date”), and consummate such exchange offer within 310 days after the Issue Date. The Company may be required to file a shelf registration statement to cover resales of the New Notes under certain circumstances. If the Company fails to satisfy these obligations, among others, it may be required to pay holders of the New Notes additional interest on the New Notes, equal to 0.25% per annum for the first 90-day period immediately following such failure. The amount of additional interest shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all failures have been cured, up to a maximum amount of additional interest of 0.50% per annum. A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

The descriptions of the Indenture, the New Notes and the Registration Rights Agreement in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Indenture, the form of the global note representing the New Notes and the Registration Rights Agreement, respectively, which are each incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant

The information contained in Item 1.01 above under the heading “The New Notes and Indenture” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 7, 2017, between the Company and The Bank of New York Mellon

4.2	Form of Global Note for the 3.905% Senior Notes due 2047 and the 3.935% Senior Notes due 2049 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1)

4.3	Registration Rights Agreement, dated as of December 7, 2017, among the Company and the Dealer Managers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name: John M. Cafiero
Title: Vice President and Assistant Secretary